EXHIBIT 10.35
Confidential Treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “***”. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
MICROSOFT – NOVELL
PATENT COOPERATION AGREEMENT
This patent cooperation agreement (“Agreement”) is effective as of November 2, 2006 (“Effective Date”) by and between Microsoft Corporation, a Washington corporation having a primary place of business at One Microsoft Way, Redmond, Washington, USA 98052, and Microsoft Corporation’s Subsidiary, Microsoft Licensing, GP, a Nevada General Partnership having its primary place of business at 61000 Neil Road, Reno, Nevada, USA 89511 (“MLGP”) (collectively, “Microsoft”), and Novell, Inc., a Delaware corporation having a primary place of business at 404 Wyman, Waltham, Massachusetts, USA 02451 (“Novell”). Microsoft and Novell are herein referred to separately as “a party” or collectively as “the parties” and when capitalized as “Party” or “Parties” also includes their respective Subsidiaries.
RECITALS
Microsoft Corporation is the owner of its Patents (as defined below); and has licensed the rights to commercially exploit its Patents to MLGP.
The Parties acknowledge the ownership or control of Patents and a desire to grant rights to each other’s Customers and make certain accommodations to each other under certain such Patents.
The Parties expect to continue research and development that will result in ownership or control of additional Patents and therefore desire to grant rights to each other’s Customers and make certain accommodations to the other Party under certain such additional Patents.
In consideration of the mutual covenants and conditions stated herein and for good and valuable consideration, the Parties agree as set forth herein.
AGREEMENT
1. DEFINITIONS
     1.1 “Covered Products” of a Party means all products and services sold, licensed, supplied, distributed or otherwise made available by such Party except for Foundry Products, Clone Products and Other Excluded Products (collectively, “Excluded Products”).
     1.2 “Covered Patents” means Patents entitled, in whole or in part, to an effective filing date on or before the end of the Term, (i) which a granting party or any of its Subsidiaries now or

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hereafter during the Term owns or controls, or (ii) under which (and to the extent to which) a granting party or any of its Subsidiaries now or hereafter during the Term has the ability or right to grant a release, covenant not to sue or other freedom from suit. Covered Patents do not include Extendible Third Party Patents.
     1.3 “Captured Patents” means Covered Patents entitled, in whole or in part, to an effective filing date on or before January 1, 2001 (i) which a granting party or any of its Subsidiaries owns or controls as of the Effective Date, or (ii) under which (and to the extent to which) a granting party or any of its Subsidiaries has as of the Effective Date the ability or right to grant a release, covenant not to sue or other freedom from suit.
     1.4 “Applications Programming Interfaces” means a set of one or more routines or interfaces provided by an operating system or other software that are used to invoke or direct functions or services of such operating system or other software for use by other programs.
     1.5 “Patents” means any and all patents, utility models, patent registrations, and equivalent rights (including, without limitation, originals, divisionals, provisionals, results of reexamination, continuations, continuations-in-part, extensions or reissues), and applications for the foregoing, in all countries of the world, and any other procedure or formality with respect to the aforesaid that can result in an enforceable patent right anywhere worldwide. Patents do not include design patents, design registrations, or trade dress rights.
     1.6 “Subsidiary” means any entity (a) more than fifty percent (50%) of whose outstanding shares or securities representing the right to vote for the election of directors or other managing authority are, now or hereafter, owned or controlled, directly or indirectly, by a party, but such entity shall be considered a Subsidiary only so long as such ownership or control exists; or (b) which does not have outstanding shares or securities, as may be the case in a partnership, joint venture or unincorporated association, but more than fifty percent (50%) of whose ownership interest representing the right to make the decisions for such entity is, now or hereafter, owned or controlled, directly or indirectly, by a party, but such entity shall be considered a Subsidiary only so long as such ownership or control exists.
     1.7 “Clone Product” means a product (or major component thereof) of a Party that has the same or substantially the same features and functionality as a then-existing product (or major component thereof) of the other Party (“Prior Product”) and that (a) has the same or substantially the same user interface, or (b) implements all or substantially all of the Application Programming Interfaces of the Prior Product. Those portions of a product that are otherwise licensed to one Party from the other Party, or that are compliant with a specification of a standards organization as to which the other Party has consented to the use of its Patents therefor, shall not be considered in determining whether the product is a Clone Product.
     (i) The Parties agree that products sold, licensed, supplied, distributed or otherwise made available by a Party for Revenue before the Effective Date (“Existing Products”) will not be deemed Clone Products. For purposes of clarification, the parties acknowledge that any features and functionality of such Existing Products (“Existing Product Functionality”) may be

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considered in determining whether a new product (or major component thereof) meets the requirements set forth in the first paragraph of this definition, provided that, even if a new product (or major component thereof) meets such requirements, only those Patents covering inventions in new features and functionality in such Clone Product may be asserted against such Clone Product, and only with regard to Clone Product Functionality. For purposes of this subsection (i), “Clone Product Functionality” means features or functionality (other than Existing Product Functionality) that add to meeting the requirements set forth in the first paragraph of this definition.
     (ii) Notwithstanding subsection (i) above, Wine, OpenXchange, StarOffice and OpenOffice are not subject to such subsection (i), however, the exclusion of such products from such subsection (i) is without implication as to (and shall not affect the determination of) whether such products (or any features or functionality thereof) are Clone Products. Further, the Parties agree that (A) no inference shall be drawn from the reference to the above products in this subsection as to whether such products are Clone Products and (B) this subsection shall not be admitted or referred to in evidence in any dispute regarding an evaluation of whether any of the products referred to in this subsection is a Clone Product.
     1.8 “Foundry Product” means a product which is either (a) designed by a third party (or designed for a third party other than by a Party) without substantial input from a Party (“Acting Party”) and made, reproduced, sold, licensed, or otherwise transferred by the Acting Party, on essentially an exclusive basis, (i) to that third party, or (ii) to that third party’s customers, or (iii) as directed by that third party; or (b) made, reproduced, sold, licensed or otherwise transferred through or by the Acting Party for the primary purpose of attempting to make such product subject to the covenants under the Covered Patents of the other Party so that a third party’s customers can receive the benefit of such covenants. For purposes of clarification of subsection (a) of this Section 1.8, the parties acknowledge that a product as to which a Party has contributed substantially to the development will have been designed with substantial input from the Party and, accordingly, shall not constitute a Foundry Product.
     1.9 “Other Excluded Products” means (a) office productivity applications (word processing, spreadsheets, presentation software, etc.) of the Parties that are hosted by or running on a computer acting as a server for a connected client device, and (b) new features and functions in the following categories of products of the Parties, but not to the extent the products embody operating system software or other enabling technologies: (i) video game consoles (e.g., Xbox video game consoles), console games, video game applications designed to run on a computer, and on-line video gaming services (e.g., Xbox live); (ii) business applications designed, marketed and used to meet the data processing requirements of particular business functions, such as accounting, payroll, human resources, project management, personnel performance management, sales management, financial forecasting, financial reporting, customer relationship management, and supply chain management; (iii) mail transfer agents (aka email servers); and (iv) unified communications.
     1.10 “Customers” means an enterprise or individual that utilizes a specific copy of a Covered Product for its intended purpose as authorized by a Party in consideration for Revenue

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(directly or indirectly) to such Party. Enterprises or individuals are not Customers when they (1) resell, license, supply, distribute or otherwise make available to third parties additional copies of the specific copy(ies) of a Covered Product they otherwise utilize as a Customer; or (2) resell, license, supply, or distribute the output of SDKs or embedded developer kits they utilize as a Customer. For avoidance of doubt, an enterprise or individual cannot qualify both as a Customer and Distributor for use of the same copy of a Covered Product.
     1.11 “Distributors” means resellers and distributors to the extent they are authorized by a Party (directly or indirectly) to resell, license, supply, distribute or otherwise make available Covered Products of the Party (whether the resale or distribution is on a stand-alone basis, on an OEM basis as bundled with hardware or other software of the reseller or distributor, or otherwise).
     1.12 “Revenue” means any consideration to a Party that is reasonably attributable to Covered Products. Revenue includes without limitation consideration for any (i) sale or license of Covered Products or the sale or license of the services of Covered Products, (ii) warranties, indemnification or updates for Covered Products, (iii) maintenance, upgrades, upgrade protection, service, premium service packages, subscription, consulting, installation and support contracts for Covered Products, (iv) user or device access rights to Covered Products, and (v) hosting by a Party of Covered Products for the benefit of third parties.
     1.13 “Extendible Third Party Patents” means any Patent entitled, in whole or in part, to an effective filing date on or before January 1, 2012, which is not owned or controlled during the Term by a granting party or any of its Subsidiaries but under which the granting party or any of its Subsidiaries now has or hereafter during the Term obtains the ability or right to grant a covenant not to sue or other freedom from suit to customers of the other Party, where the grant of the covenant or other freedom from suit to the customers of the other Party is contingent on the payment of consideration to a third party which (a) is not a Subsidiary of the granting Party or (b) at the time an invention claimed by the Patent was conceived, was not a Subsidiary of the granting Party or an employee or contractor of the granting Party or a Subsidiary of the granting Party.
     1.14 “Term” means the period beginning on the Effective Date and ending on the earlier of (i) January 1, 2012 or (ii) the date of termination of this Agreement.
2. COVENANTS
     2.1 Covenant to Customers. Subject to the Parties’ compliance with the terms of this Agreement, each party on behalf of itself and its Subsidiaries (“Covenanting Party”) shall, under the terms set forth in Exhibit A, covenant not to sue the other Party’s Customers (“Covenanted Customers”) for infringement of Covered Patents of Covenanting Party on account of such Covenanted Customers’ use of Covered Products of the other Party. Each Covenanting Party shall effect the foregoing covenant by (i) jointly announcing this Agreement at the press conference described in Section 19, and (ii) posting the terms of such covenant as set forth in

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Exhibit A to its website within one week of the press conference. Each Covenanting Party shall comply with such covenant.
     2.2 Express and Implied Rights. No express or implied rights are granted under this Agreement for copyright, trademark, trade dress, service mark, trade secret, know-how, or other non-Patent intellectual property.
     2.3 Extendible Third Party Patent Covenant. Each party agrees that upon written request it and its Subsidiaries will grant to the other Party’s Customers the covenant of Section 2.1 and Exhibit A under any Extendible Third Party Patents, to the broadest extent possible and under the most favorable terms and conditions (including most favorable payment terms); however, such grant need not be granted to a greater extent than the terms, conditions and covenants granted in this Agreement. Rights granted to such Customers under any Extendible Third Party Patents shall be memorialized in an agreement between the parties separate from this Agreement and subject to payment of any consideration to the granting Party in the same manner, and in an amount no greater than, the granting Party is obligated by an agreement to pay the third party on account of such grant. Each party shall confirm whether individual identified Patent(s) are Extendible Third Party Patents in response to any reasonable written requests by the other party.
     2.4 New Subsidiary, Product Line Covenant. The parties acknowledge and agree that if a Subsidiary is acquired or formed by (or an entity otherwise becomes a Subsidiary of) a Party after the Effective Date, or a product line is acquired (whether through ownership, exclusive license or other transfer) by a Party after the Effective Date, the covenants granted under Section 2.1 and Exhibit A shall extend to Customers of such Subsidiary or product line, but effective only as of the date of the acquisition (or the entity’s otherwise becoming a Subsidiary).
     2.5 Former Subsidiary Covenant. If a Subsidiary of a party ceases to be a Subsidiary after the Effective Date and such Subsidiary holds (at or before the time it ceases to be a Subsidiary) any Covered Patents under which the other Party’s Customers are provided covenant rights as set forth in Section 2.1 and Exhibit A, the covenant rights shall continue as to such Covered Patents for their normal duration under this Agreement as if the Subsidiary had continued to be a Subsidiary.
2.6 Duration of Covenants.
2.6.1	For specific copies of Covered Products distributed by a Party for Revenue during the Term, the covenants set forth in Section 2.1 and Exhibit A shall apply as to all Covered Patents and such covenant as to such Covered Products shall continue until six years after the last of such Covered Patents to expire.

2.6.2	For specific copies of Covered Products distributed by a Party for Revenue after the end of the Term (but before termination of this Agreement), the covenants set forth in Section 2.1 and Exhibit A shall apply only as to Captured Patents, and such covenants as to such Covered Products shall continue until six years after the last of

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such Captured Patents to expire, unless modified pursuant to Sections 7 or 8 of this Agreement.
2.6.3	For specific copies of Covered Products distributed after termination of this Agreement, the covenants set forth in 2.1 and Exhibit A shall not apply.
     2.7 Other Covenants. Microsoft shall make and perform under the pledges attached as Exhibits D and E.
3. WARRANTIES AND DISCLAIMERS
     3.1 Proper Authority. Each party represents and warrants on behalf of itself and its Subsidiaries that it has full right, power, and authority to (a) enter into this Agreement, and (b) grant the covenants and releases herein under its Covered Patents. Each party further represents and warrants on behalf of itself and its Subsidiaries that the individuals signing this Agreement have full authority and are duly authorized and empowered to execute on behalf of the party and its Subsidiaries for which they are signing. Each party also covenants that it will obtain, maintain and exercise all rights necessary to bind any Subsidiary acquired after the Effective Date to all applicable terms of this Agreement.
     3.2 Warranty Disclaimers. Neither party makes any representation or warranty as to the scope, coverage, validity, or enforceability of any of its Covered Patents.
     3.3 Reservation of Rights. All covenants granted in this Agreement are non-extendible, non-exclusive, non-transferable, and personal to the Customers specified in Sections 2.1 and in Exhibit A hereto, and without limitation of the generality of the foregoing, shall not apply to the Parties or their Distributors. No licenses are being granted by the limited, personal covenants provided under this Agreement. The Parties reserve all rights (and neither Party receives any rights) not expressly granted in this Agreement. No additional rights (including any implied patent licenses, covenants, releases or other rights) are granted by implication, estoppel or otherwise, including no rights under any additional Patents of a Party (e.g., non-Captured Patents) by virtue of having covenants with respect to Covered Products distributed or authorized during the Term under certain other Patents of such Party (e.g., Captured Patents). Without limitation of the generality of the foregoing, and notwithstanding anything to the contrary in this Agreement, (a) neither Party is bound by, or grants any covenant or other right or incurs any other obligations as a result of, the terms of any license or other agreement with a third party to which the other Party may be subject (it being acknowledged that the covenants and other rights granted by the Parties as a result of this Agreement are only those expressly set forth in this Agreement), and (b) subject to Section 4, neither Party grants any covenant or other right or incurs any other obligations with respect to Excluded Products.
     3.4 No Acknowledgement of Infringement. Nothing in this Agreement shall imply, or be construed as an admission or acknowledgement by a Party, that any Patents of the other Party are infringed, valid or enforceable.

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4. RELEASES
     4.1 Parties and Subsidiaries. The parties, on behalf of themselves and their Subsidiaries, irrevocably release each other and their respective present Subsidiaries from any liability for Patent infringement (including any infringement by Excluded Products) arising prior to the Effective Date, provided the foregoing release does not apply to any other parties, including the parties’ respective Distributors and Customers.
     4.2 Customers and Distributors. The parties, on behalf of themselves and their Subsidiaries, irrevocably release the direct and indirect Distributors of the Parties from any liability for Patent infringement arising on account of using, importing, offering for sale, selling, licensing, supplying, distributing, otherwise making available, or promoting the commercialization of the Parties’ products and services (including Excluded Products) prior to the Effective Date, provided the foregoing release does not apply to Wine or to any product for which such other Party did not receive Revenue directly or indirectly. The parties, on behalf of themselves and their Subsidiaries, also irrevocably release the respective direct and indirect Customers of the other Party from any liability for Patent infringement arising on account of using the Parties’ products and services (including Excluded Products) obtained prior to the Effective Date, provided the foregoing release does not apply to Wine or to any product for which such other Party did not receive Revenue directly or indirectly.
     4.3 New Subsidiary or Asset. Any entity (e.g., an entity that becomes a Subsidiary) or asset (e.g., new product line) acquired by a party after the Effective Date is not released by the other party or its Subsidiaries from liability for patent infringement that occurred prior to such acquisition date.
5. PAYMENT
     5.1 Initial Payments. Within ten (10) business days of the Effective Date, Microsoft will make to Novell a balancing payment of One Hundred-Eight Million US dollars ($108,000,000 US), which represents ***.
     5.2 Other Payments. Novell shall pay to Microsoft the Fees as defined in Exhibit B hereto for successive reporting periods during the Term as set forth in Exhibit B.
     5.3 Late Payments. If a Party fails to make any payment due hereunder by the applicable due date, then to the extent permitted by applicable law the other Party may, at its option and without prejudice to any other right or remedy available to it whether under the Agreement or otherwise, assess a recurring late charge on such past due amount at an annual rate equal to the lesser of *** or the highest rate permitted under applicable law.
     5.4 Records. For *** following the end of each reporting period, Novell will maintain in good faith and keep at a readily accessible location all usual and proper records *** for such reporting period (collectively “Records”).

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     5.5 *** ***.
6. TAXES
All payments under this Agreement will be made without any withholding, deduction or offset except to the extent such withholding, deduction or offset is required by law. The Parties are not liable for any Taxes of the other Party, including Taxes that are incurred or arise in connection with or related to this Agreement. All Taxes are the financial responsibility of the Party who is obligated by operation of law to pay such Taxes. However, unless a paying Party provides a valid exemption certificate, the paying Party will pay to the other Party any sales or use taxes that are (i) owed by the paying Party solely as a result of entering into this Agreement, and (ii) required to be collected from the paying Party by the other Party under applicable law. Each party agrees to make any payments due under this Agreement from a U.S. domestic source. Each party agrees to indemnify and defend the other Party against any claims, causes of action, attorneys’ fees incurred, costs and any other liabilities related to such indemnifying Party’s Taxes. “Taxes” means all taxes of any kind, including but not limited to sales taxes, income taxes, value-added taxes, property taxes, franchise taxes and any taxes on gross receipts, end Customer sales and patent purchases.
7. TERMINATION
     7.1 Cause, Etc. Either party may terminate this Agreement if the other party or a Subsidiary materially breaches this Agreement and fails to cure the breach within thirty (30) days after written notice of such breach.
     7.2 ***. If a *** (or ***e.g., an *** or ***) *** that this Agreement or the *** (including *** or with respect thereto) of *** under this Agreement are not *** to which a *** and there is an *** by a *** with respect to such *** that the *** and there is no *** (e.g. through amendment of this Agreement), then such *** may*** of the *** this Agreement by *** to the ***.
7.3 Defensive Termination
     7.3.1 If one Party (“Asserting Party”) files a lawsuit for Patent infringement against the other Party for Party Activities within the Term (or against a Distributor of the other Party for Distributor Activities within the Term or against a Customer of the other Party for use of a Covered Product or Excluded Product during the Term), such other Party shall have the right immediately to terminate this Agreement by providing written notice to the Asserting Party.
     7.3.2 If one Party (“Asserting Party”) files a lawsuit for Patent infringement against the other Party for Party Activities within 5 years following the Term (or against a Distributor of the other Party for Distributor Activities within 5 years following the Term or against a Customer of the other Party for use of a Covered Product received within 5 years following the Term), then such other Party shall have the right immediately to terminate this Agreement by providing written notice to the Asserting Party.

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     7.3.3 “Party Activities” means the (i) making, having made (exclusively for such other Party in accordance with such other Party’s design and solely for distribution under a brand or mark of such other Party), using, importing, offering for sale, selling, supplying, distributing, otherwise transferring, or promoting the commercialization of, Covered Products (or for a lawsuit during the Term, Excluded Products) of such other Party, or (ii) using or practicing internally by such other Party apparatuses, methods, processes, formulas or other subject matter covered by Covered Patents of the Asserting Party (except to the extent such use or practice utilizes Excluded Products). Party Activities include supplying Covered Products (or for a lawsuit during the Term, Excluded Products) of such other Party as components for use in their intended manner with third party products and services; provided, however, that such activities do not extend to any third party products or services per se, any combinations wherein such other Party’s Covered Product (and for a lawsuit during the Term, Excluded Product) is not a material part of any claimed combination, or any combinations with Excluded Products.
     7.3.4 “Distributor Activities” means the sale, licensing, supply, distribution or otherwise making available of the specific copies of the Covered Products of the other Party that are covenanted to Customers of the other Party pursuant to the terms of Section 2.1 and Exhibit A.
     7.3.5 This Section 7.3 only applies to Subsidiaries of the other Party if they are Subsidiaries at the time of the filing of the lawsuit or if they were Subsidiaries at the time they performed the Party Activities. Section 7.3 shall apply to all current and former Subsidiaries of the Asserting Party.
     7.4 ***. This Agreement will *** terminate upon *** or ***.
     7.5 Effect of Termination. Upon any termination of this Agreement, the covenants and other rights and obligations of the Parties hereunder shall terminate, except that Sections 1, 2.6, 3.3, 4, 5, 6, 7.5, and 9-18 shall survive such termination. In addition, the covenants in Section 2.1 and Exhibit A shall continue in effect after termination until six years after the last of the Covered Patents expires with respect to copies of Covered Products that were sold, licensed, supplied, distributed, otherwise made available or authorized by the Parties (directly or indirectly through their Distributors) before termination.
8. CHANGE OF CONTROL OF A PARTY; SPIN OFFS
     8.1 “Change of Control” for purposes of this Section 8 means (a) a merger of a party with another person or entity if, following the closing of the merger, shareholders of the party prior to the merger hold less than a majority of the outstanding voting shares of the merged entity; (b) the acquisition of more than fifty percent (50%) of the outstanding voting shares of a party by another person or entity; (c) the authorizing of a person or entity other than the board or directors or an officer (such as a trustee) to direct the management and operations of such party; or (d) the sale or other transfer of all or substantially all of a party’s assets to another entity or person. Such person or entity is referred to as the “Acquiring Third Party”.

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8.2	“Excluded Acquirer” for purposes of this Section 8 means financial institutions, financial investors (e.g., private equity or buy-out firms) or any other person or entity that derives (a) less than ten percent (10%) of its revenue from the sale, license, supply, distribution, or other providing of software and hardware products, the service and support of software and hardware products, and/or the providing of software services or services related to hardware products, and (b) less than ten percent (10%) of its revenue from licensing patents.

8.3	If during the Term a party (the “Acquired Party”) is subject to a Change of Control and the Acquiring Third Party is not an Excluded Acquirer (as defined above), then each of the following subsections shall apply:
8.3.1	The Acquired Party shall give written notice of such Change of Control to the other party (“Non-Acquired Party”) before or promptly after the effective date of such Change of Control (“Change of Control Date”);

8.3.2	Section 2.6.2 is hereby deleted and Captured Patents shall be treated the same as the other Covered Patents in this Agreement. For avoidance of doubt, this Section 8.3.2 means there are no covenants given to Covered Products distributed by the other Party for Revenue after the end of the Term.

8.3.3	If the Change of Control Date occurs after January 1, 2010, this Agreement shall terminate two (2) years following the Change of Control Date;

8.3.4	In no event will any Patents of the Acquiring Third Party or any Subsidiaries of the Acquiring Third Party be subject to the obligations of this Agreement. Notwithstanding the foregoing, if the Acquiring Party files a lawsuit for patent infringement against the Non-Acquired Party, then the Non-Acquired Party shall have the right immediately to terminate this Agreement by providing written notice to the Acquiring Third Party.

8.3.5	If *** is the Acquired Party, then (a) *** and the *** shall *** and *** within *** of the Change of Control Date. For this *** shall be entitled to***and within ***of the ***shall be entitled to ***to be made of the ***The ***may be ***shall the ***as a ***further, the ***with the ***with respect to ***as to which ***of this Agreement as of the Change of Control Date.

8.3.6	Such Change of Control shall not affect any rights granted by the Acquired Party or its Subsidiaries to the Non-Acquired Party or its Subsidiaries, Distributors or Customers in this Agreement except as specified in the preceding Section 8.3.1-8.3.5.
8.4	If during the Term a party (the “Acquired Party”) is subject to a Change of Control, and the Acquiring Third Party is an Excluded Acquirer (as defined above), then the each of the following subsections shall apply:

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8.4.1	In no event will any Patents of the Excluded Acquirer or any Subsidiaries of the Excluded Acquirer be subject to the obligations of this Agreement. Notwithstanding the foregoing, if the Excluded Acquirer files a lawsuit for patent infringement against the Non-Acquired Party, then the Non-Acquired Party shall have the right immediately to terminate this Agreement by providing written notice to the Excluded Acquirer.
8.4.2	Such Change of Control shall not affect any rights granted by the Acquired Party or its Subsidiaries to the Non-Acquired Party or its Subsidiaries, Distributors or Customers in this Agreement except as specified in the preceding Section 8.4.2.
     8.5 Spin-offs. If a party (the “Transferring Party”) (i) transfers a product line that includes Covered Products to a third party without transferring a Subsidiary to such third party; or (ii) spins off a Subsidiary (either by disposing of it or in some other manner reducing ownership or control so that the spun-off entity is no longer a Subsidiary), then after written request to the other party hereto by the Transferring Party and where such request is within sixty (60) days following the closing of the transaction or set of transactions implementing such transfer or spin off (the “Transfer Date”), the other party hereto shall agree to a covenant agreement with such third party or such ex-Subsidiary (“Recipient”) (with the same rights, obligations, and other terms as provided to the Transferring Party herein) under its Covered Patents for the field of such product line, provided that:
     8.5.1 such field shall not be defined more broadly than appropriate to cover the particular product line being transferred or spun off;
     8.5.2 the covenant to the Recipient’s Customers shall be limited in the twelve (12) months immediately following such Transfer Date to a volume of products and services having aggregate revenue equal to no more than the revenue from Covered Products of the product line or Subsidiary during the twelve (12) months before the Transfer Date plus fifteen percent (15%); and shall be limited, in each of the successive twelve (12)-month periods following such transfer or spin off to a volume of products and services having aggregate revenue to no more than the limit for the immediately preceding twelve-month period plus fifteen percent (15%);
     8.5.3 the Recipient shall extend to the Customers of such other party a royalty-free covenant (under the same terms as the covenant granted to such other party’s Customers herein) under all Recipient Patents for all Covered Products of such other party as of the Transfer Date. “Recipient Patents” shall mean all Patents meeting the definition of Covered Patents as if Recipient were substituted for a granting party hereunder in Section 1.2.
     8.5.4 No payment shall be due from the other party to the Recipient as a result of the covenant agreement, and
     8.5.5 this Section 8.5 shall be omitted from the covenant provided to Customers of the Recipient.

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     8.5.6 The Transferring Party shall have the right to exercise the rights of this Section 8.5 no more than five times.
9. ASSIGNMENTS
Neither Party shall assign, grant, sell or otherwise transfer any right under any of its Patents, applications or inventions which are (at the time of the assignment, grant, sale or other transfer) subject to the other Party’s or its Customers’ rights under this Agreement, unless such assignment, grant, sale or other transfer is made subject to, and the transferee accepts, the covenants set forth in Section 2.1 and Exhibit A with respect to such Patents. Neither Party shall assign this Agreement or any covenants, releases or other rights received hereunder to any third party under action of law or otherwise, including in connection with the insolvency or bankruptcy of the party or a Subsidiary, except (a) with the written consent of the other party or (b) as part of a merger or a sale or other transfer of all or substantially all of its assets. Any attempted assignment in derogation of either of the foregoing shall be void.
10. FREEDOM TO DO BUSINESS
The covenants and releases in this Agreement shall not be construed as limiting or otherwise affecting the rights which the Parties, or their Distributors or Customers, might otherwise have outside the scope of this Agreement, or as restricting or imposing any conditions on the right of either Party, or its Distributors or Customers, to make, have made, use, license, sell, or otherwise dispose of any particular product or service, including but not limited to Covered Products, whether or not subject to the releases or covenants not to sue set forth herein.
11. LIMITATIONS OF REMEDIES
The parties, on behalf of themselves and their Subsidiaries, agree that the remedies of each Party for Patent infringement by the Excluded Products of the other Party shall be limited to reasonable royalty damages. Without limiting the generality of the foregoing, each party, on behalf of itself and its Subsidiaries waives and agrees to waive any right to enhanced damages (including treble damages for willfulness), except that there shall be no limitations on rights to injunctions or filing of actions with the ITC or other administrative tribunal.
12. APPLICABLE LAW
The validity, construction, and performance of this Agreement shall be governed by and construed first in accordance with the federal laws of the United States to the extent federal subject matter jurisdiction exists, and second in accordance with the laws of the State of New York, exclusive of its choice of law rules. With respect to all civil actions or other legal or equitable proceedings directly arising between the parties or any of their Subsidiaries under this Agreement (including any claim of Patent infringement), the Parties consent to exclusive jurisdiction and venue in the United States District Court for the Southern District of New York

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(the “Forum”). Each party, on behalf of itself and its Subsidiaries, irrevocably consents to personal jurisdiction and waives the defense of forum non conveniens in the Forum with respect to itself and its Subsidiaries. Process may be served on either Party in the manner authorized by applicable law or court rule. The parties acknowledge and agree that the foregoing will not preclude the interposing of this Agreement as a defense to, or as a basis for limiting remedies with respect to, a claim of Patent infringement by, or based on Patents of, a Party in any forum (whether a court, administrative tribunal or otherwise) in which such claim is made or affect the determination in such forum as to the application of this Agreement to such claim.
13. CONFIDENTIALITY
     13.1 Non-Confidential. Upon issuance of the press release described in Section 19, the existence of this Agreement and its named parties will not be confidential.
     13.2 Confidential. Except as otherwise provided herein or otherwise agreed between the parties, all terms and conditions in this Agreement, including the terms of the covenants in Section 2 and the payment amounts required by Section 5, shall be kept in confidence by the Parties, and shall not be disclosed, except that a Party may disclose this Agreement or terms and conditions hereof (a) with prior written consent of the other party, (b) under confidentiality to any governmental body having jurisdiction to require disclosure, as and to the extent required by such governmental body, (c) under confidentiality as may be required by law or legal process, including to legal and financial advisors in their capacity of advising a party in such matters, (d) under confidentiality to accountants, banks, and financing sources and their advisors solely in connection and compliance with financial transactions and reporting, (e) under confidentiality and attorney client privilege while obtaining legal advice from legal counsel in the normal course of business, and (f) under confidentiality to a person or entity that has a bona fide intent to engage in a merger with a Party, a sale or other transfer of all or substantially all the assets of a Party, a Change of Control of a Party, or the assignment, grant, sale or other transfer of any Patents that (at the time of the assignment, grant, sale or other transfer) are subject to the covenants in this Agreement. In addition, a Party may, subject to a written confidentiality agreement, disclose relevant terms and conditions to bona-fide Distributors and Customers to the extent necessary in the normal course of business with such bona-fide Distributors and Customers, respectively.
     13.3 Specially Designated Confidential Terms. The parties agree that the confidential terms (“Specially Designated Confidential Terms”) set forth in Exhibits B and C hereto are particularly competitively sensitive information whose public disclosure would be harmful. In addition to the Parties’ general agreement to keep the terms of this Agreement confidential, the Parties agree to take additional measures to keep confidential the terms set forth in Exhibits B and C. The Parties agree that Novell will make a request for confidential treatment of the terms set forth in Exhibits B and C in connection with any filing of this Agreement as an exhibit to any registration statement or periodic report filed with the Securities and Exchange Commission. The request for confidential treatment shall be made in a manner consistent with the SEC’s Staff Legal Bulletin No. 1 “Confidential Treatment Requests” dated February 28, 1997 supplemented by an addendum dated July 11, 2001. The request will seek a confidentiality term until

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November 1, 2016. Any confidentiality request shall be submitted to and approved by Microsoft in advance of filing, provided that such approval will not be unreasonably withheld. Notwithstanding the foregoing, nothing in this provision shall prohibit disclosure of the confidential terms set forth in Exhibits B and C to the Parties’ attorneys and accountants or prohibit such disclosure as may be required by law or regulatory inquiry, judicial process, or order.
14. ENTIRE AGREEMENT
This Agreement, including all Exhibits hereto, reflects the complete understanding of the parties regarding the subject matter of the Agreement, and supersedes all prior or contemporaneous agreements relating to such subject matter. In the event the Parties, after the Effective Date, enter into any separate agreements manually signed by authorized officers of the respective Parties granting patent licenses, covenants, releases, or other patent rights to each other, this Agreement shall not affect the patent rights or other terms set forth in such separate agreements. However, the parties are entering into a Business Collaboration Agreement and a Technical Collaboration Agreement contemporaneously with the execution of this Agreement. The parties acknowledge and agree that such Business Collaboration Agreement and Technical Collaboration Agreement are pre-requisites for the parties to enter into this Agreement and that this Agreement will take effect only upon the effectiveness of such Business Collaboration Agreement and Technical Collaboration Agreement.
15. SEVERABILITY
To the extent any other terms or conditions of the Agreement are held invalid or unenforceable in a jurisdiction, those terms or conditions will be enforced to the maximum extent possible in that jurisdiction and the remaining terms and conditions shall retain full force and effect in that jurisdiction, so long as the remaining Agreement continues to express the intent of the parties.
16. NOTICES
Any notice under this Agreement shall be effective upon receipt when made in writing and delivered to the other party at the address stated below. Notice by facsimile is effective upon receipt if an original signature copy is mailed contemporaneously to the other party at the address stated below.

For Microsoft:	For MLGP:	For Novell:

Microsoft Corporation	Microsoft Licensing, GP	Novell, Inc.
One Microsoft Way	6100 Neil Road	404 Wyman
Redmond, WA USA 98052	Reno, Nevada, USA 89511	Waltham, MA USA 02451
Attn: Director of IP Licensing Law and Corporate Affairs	Attn: Managing Partner	Attn: General Counsel
Facsimile: 425.936.7329	Facsimile: 775.826.0506	Facsimile: 781.464.8062

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17. MODIFICATIONS
This Agreement may not be modified after the Effective Date except by a written amendment that expressly references this Agreement and that is signed by an authorized officer of the respective parties.
18. DISPUTE ESCALATION PROCESS
In the event that a material dispute relating to this Agreement arises between the Parties (including any dispute that may result in a claim of Patent infringement), a joint review committee, consisting of a business, technical and legal representative of each party will engage in good faith negotiations to resolve the dispute for a period of thirty (30) days after written notice of the dispute is provided by one party to the other party. If the joint review committee cannot resolve the issue after reasonable efforts by both parties including at least one in-person meeting during such thirty (30) day period, then at the written request of one of the parties, the CEOs or their senior executive designees will meet (either in person or telephonically) at their mutual earliest convenience within a second thirty (30) day period to try to resolve the issue. Before the end of the two thirty (30) day periods, subject to Sections 11 and 12, the Parties may seek any applicable legal remedy only if the Parties believe in good faith that there will be irreparable harm by delay.
19. PRESS CONFERENCE AND OUTREACH
Within five (5) days after the Effective Date (but no later than any required public disclosures), the parties will participate in a joint press conference that will (i) announce, using the mutually agreed-upon messaging, the existence of this Agreement, the relationship between the parties and the fact that the parties have granted each other’s Customers the covenants set forth in Section 2 of this Agreement and made accommodations to each other with respect to each other’s Patents, including the pledges substantially in the form attached as Exhibits D and E, (ii) include the Chief Executive Officers of both companies, (iii) include a representative of at least one (1) Fortune 1000 company, and (iv) have a corresponding joint press release that will include favorable quotations from both parties.
20. NO PARTNERSHIPS
The Parties hereunder are operating as independent entities, and nothing in this Agreement will be construed as creating a partnership, franchise, joint venture, employer-employee or agency relationship. Neither Party has the authority to make any statements, representations or commitments of any kind on behalf of the other Party.
21. SPECIFIC PERFORMANCE
The Parties acknowledge and agree that the covenants and obligations set forth in Section 2 may be pleaded as a full and complete defense to, and may be used as the basis for an injunction

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against, any proceeding or other claim which may be instituted, prosecuted or attempted in breach of such Section 2. The Parties acknowledge that their express intent in entering into this Agreement is that the Parties and their Customers shall have the rights, including the benefits of the covenants and obligations, set forth in Section 2; that each Party and its Customers would be irreparably harmed, and would not obtain the benefits that are fundamental to the intent of the Parties, if the other Party brought a claim inconsistent with such other Party’s obligations under Section 2; and that, in any event, such rights are unique and that the Party and its Customers would be irreparably harmed by any such claim. Accordingly, the Parties agree, as an essential element of this Agreement, that the Parties shall have the right to specific performance of (including injunctive relief to enforce) the covenants and obligations set forth in Section 2, without the obligation to post a bond, demonstrate irreparable harm, or meet other conditions for equitable relief. Such remedies shall not be exclusive but shall be in addition to all other rights and remedies permitted under this Agreement or under applicable law.
22. SIGNATURES
     22.1 By Facsimile. This Agreement may be executed in counterparts, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, a facsimile copy of this Agreement, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original signature copies of this Agreement to the other party as soon as practicable following execution thereof.
     22.2 Agreement. The parties indicate their agreement to the terms herein by the signatures of their authorized representative below.

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Microsoft Corporation		Novell, Inc.

By:	/s/ Bradford L. Smith	By:	/s/ Joseph A. LaSala, Jr.
Name:	Bradford L. Smith	Name:	Joseph A. LaSala, Jr.
Title:	Sen. VP & Gen. Counsel	Title:	SVP, General Counsel & Secretary
Microsoft Licensing, GP
By Microsoft Management, LLC,
as managing partner

By:	/s/ Joel Freedman
Name:	Joel Freedman
Title:	Vice President

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Exhibit A
Covenant to Customers
     Covenanting Party, on behalf of itself and its Subsidiaries, hereby covenants not to sue Covenanted Customers for infringement under Covered Patents of Covenanting Party on account of a Covenanted Customer’s use of specific copies of a Covered Product as distributed by the other Party for which the other Party has received Revenue (directly or indirectly) for such specific copies; provided the foregoing covenant is limited to use by such Customer (i) of such specific copies that are authorized by the other Party in consideration for such Revenue, and (ii) within the scope authorized by the other Party in consideration for such Revenue. For the avoidance of doubt, the “received Revenue” requirement above is deemed satisfied with respect to Covenanted Customer receiving from the other Party a free update to a component of a specific copy of a Covered Product for which the other Party has previously received Revenue, but is not satisfied with respect to the Covenanted Customer receiving a free upgrade or a new version of such specific copy unless the other Party has received Revenue for such upgrade or new version.
     For specific copies of Covered Products distributed by the other Party for Revenue before the end of the Term, the foregoing covenant shall apply as to all Covered Patents, including Captured Patents. For specific copies of Covered Products distributed by the other Party for Revenue after the end of the Term, the foregoing covenant shall apply only as to Captured Patents.
     Also, the foregoing covenant will apply to customers’ and developers’ use of copies of Covered Products distributed by the other Party that are in development (including, without limitation, work in process; trial, alpha, beta and release candidate versions; and other versions of products intended for but not yet generally released for Revenue on a commercial basis), even if the other Party does not receive Revenue in connection therewith, provided that such copies are solely provided for development, testing or evaluation purposes and any support thereof, if any, continues for no longer than one-hundred eighty (180) days from distribution. In any case, the covenant granted pursuant to this paragraph shall expire as to the covered customers One-Hundred Eighty (180) days from distribution to those covered customers and developers.
     Definitions of capitalized terms used above may be found at the following link: www.covenantingparty.com/link.
     Covenanting Party reserves the right to update (including discontinue) the foregoing covenant pursuant to the terms of the Patent Agreement between Novell and Microsoft that was publicly announced on November 2, 2006; however, the covenant as set forth above will continue as to specific copies of Covered Products distributed by the Covenanting Party for Revenue before such update.

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Exhibit B
Payment
1.0 Definitions: For purposes of this Agreement and as used in the calculation of the ***:
“Selected Products” means all Covered Products as to which Novell (and its Subsidiaries) publicly report in its financial statements under the Securities Exchange Act of 1934, as amended (“Exchange Act”) as Open Platform Solutions Revenue and Open Enterprise Server Revenue
“Open Platform Solutions” refers to the offerings of Novell (and its Subsidiaries) as defined or used in Novell’s most recent United States Securities and Exchange Commission Form 10-Q as of the Effective Date, and includes SUSE Linux Enterprise Desktop and SUSE Linux Enterprise Server and new versions or successor products thereof. Open Enterprise Server is not included in Open Platform Solutions.
“***” means the *** and ***, equivalent offerings and any offerings marketed as “***”.
“Site Agreement” means an agreement between Novell and an enterprise Customer that enables such Customer to obtain Support for multiple copies of a Covered Product throughout the Customer’s enterprise. The number of Client Subscriptions, Server Subscriptions and *** attributable to any give Site Agreement shall equal the number of copies authorized to receive Support for such respective Subscriptions.
***
“Fees” means: the *** Novell *** during the applicable reporting period, *** Novell *** during the applicable reporting period, and *** set forth herein.
“Client Subscriptions” means Subscriptions that Support copies of SLED or SLES used or authorized for use only on a client or desktop computer.
“Server Subscriptions” means Subscriptions that Support copies of SLED or SLES used or authorized for use on a server (not including a ***).
“***” means Subscriptions that Support copies of SLED or SLES used on a ***.
2.0 ***: As a *** for the payment in Section 5.1 for the *** Novell relating to Selected Products and for ***, Microsoft *** as of the Effective Date Novell ***.

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3.0 ***: The *** for each Year shall *** in the *** that *** to the relevant reporting periods. Such *** are based upon a *** Subscriptions of *** the Term; and accordingly, if the *** Client Subscriptions in ***, then the *** shall instead ***, and if the *** Client Subscriptions in ***, then the *** shall instead ***.
     ***
4.0 Reporting Periods. The Fees will be paid by Novell to Microsoft within *** *** after ***, within *** after each *** period thereafter during the Term, and *** after the Term, and will include payment for Fees owed to Microsoft during the *** period (or the applicable *** in the *** of the ***) (“reporting periods”). For avoidance of doubt, the Parties acknowledge that no payment of Fees will be required for any period after the Term, notwithstanding survival of the covenants with respect to the Captured Patents in accordance with Section 2.6, except that the foregoing will not affect Novell’s obligation to pay any Fees with respect to reporting periods within the Term. If a reporting period *** as to which Novell ***, payments will be *** on the ***. Payments shall be calculated and reported ***.
5.0 ***.
     ***
6.0 Payment Method. The payments in Section 5 of the Agreement shall be made by wire transfer to the following respective accounts:
     ***
     7.0. ***

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EXHIBIT C
***
***
***
***
***
***
***

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EXHIBIT D
Microsoft’s Patent Pledge for Hobbyist Developers
Many software developers, often referred to as “hobbyists,” write code not with the expectation of making money, but because they enjoy solving technical challenges and participating in a community of enthusiasts who recognize and encourage one another’s talents. One such community of hobbyist developers participate in the development of open source software. To further encourage these efforts, this pledge provides non-compensated individual hobbyist developers royalty-free use of Microsoft patents as set forth below.
It is Microsoft’s intent that this pledge be legally binding and enforceable as to individual hobbyist developers according to the terms below.
Non-Assertion of Patents Pledge
Microsoft hereby covenants not to assert Microsoft Patents against each Non-Compensated Individual Hobbyist Developer (also referred to as “You”) for Your personal creation of an originally authored work (“Original Work”) and personal use of Your Original Work. This pledge is personal to You and does not apply to the use of Your Original Work by others or to the distribution of Your Original Work by You or others. A “Non-Compensated Individual Hobbyist Developer” is an individual software developer (i.e., a person and not any corporation, partnership or other legal entity), including a developer of open source software, who receives no monetary payment or any other forms of consideration that can be valued monetarily for their creation of their Original Works. The fact that You may be employed as a software developer by, and receive a salary from, a corporation, partnership or other legal entity, does not disqualify You from treatment as a “Non-Compensated Individual Hobbyist Developer” under this pledge, provided Your activities related to the creation of Your Original Work are performed during Your free time and outside the scope of Your employment. The Microsoft Patents subject to this pledge are all patents issued world-wide to the extent they are owned or controlled by Microsoft or its majority owned subsidiaries. For additional information on obtaining rights under Microsoft patents to contribute Your Original Work to an open source project, please see Microsoft’s Patent Pledge for Hobbyist Contributors.

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Microsoft reserves the right to terminate and revoke this pledge to You, as of the date granted, if You or an entity that You control asserts a patent infringement claim against a Microsoft product, service or technology.
Reservation of Rights
Microsoft further reserves the right to prospectively update and revise the terms of this pledge, for example to accommodate applicable laws, rules, orders or regulations. The rights provided under this pledge are personal to You and are not for the benefit of others. All rights not expressly granted in this pledge are reserved by Microsoft.

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EXHIBIT E
Microsoft’s Patent Pledge for Individual Contributors to
openSUSE.org
From time to time, individual developers wish to contribute their authored code to openSUSE.org projects. It is Microsoft’s intent that this pledge be legally binding and enforceable as to such individual contributors according to the terms below.
Non-Assertion of Patents Pledge
Microsoft hereby covenants not to assert Microsoft Patents against each Individual Contributor (also referred to as “You”) for Your distribution of Your personally authored original work (“Original Work”) directly to openSUSE.org, but only if, and to the extent, (i) Your Original Work becomes part of SUSE Linux, SUSE Linux Enterprise Desktop or SUSE Linux Enterprise Server, and (ii) You ensure that as a result of Your contribution, openSUSE.org, and all further recipients of Your Original Work, do not receive any licenses, covenants or any other rights under any Microsoft intellectual property. This pledge is personal to You and does not apply to any use or distribution of Your Original Work by others.
There are a variety of ways to satisfy the requirement under section (ii) above. For example, one way to satisfy the requirement under US law is for openSUSE.org to include the following provision as is in its binding contribution agreement with You:
openSUSE.org agrees that as a condition of receiving the attached contribution of Your Original Work, openSUSE.org does not receive from You the contributor any licenses, covenants or any other rights under any Microsoft intellectual property with respect to that Original Work, and openSUSE.org will ensure that all further recipients of this Original Work will be subject to this same condition. “Original Work” has the meaning as set forth in Microsoft’s Patents Pledge for Individual Contributors to openSUSE.org.
An “Individual Contributor” is an individual open source software developer (and not any corporation, partnership or other legal entity). All Microsoft’s utility patents worldwide are subject to this pledge to the extent they are owned or controlled by Microsoft or its majority owned subsidiaries.

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Reservation of Rights
Microsoft reserves the right to terminate and revoke this pledge to You, as of the date granted, if You or an entity that You control asserts a patent infringement claim against a Microsoft product, service or technology.
Microsoft further reserves the right to terminate this pledge and revoke this pledge to You upon the termination of that certain patent agreement entered into by and between Microsoft and Novell Inc., dated as of November 2, 2006.
In addition, Microsoft reserves the right to prospectively update and revise the terms of this pledge, for example to accommodate applicable laws, rules, orders or regulations. The rights provided under this pledge are personal to You and are not for the benefit of others. All rights not expressly granted in this pledge are reserved by Microsoft.

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